FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  August 8, 2005
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                                Tower Group, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                    000-50990                   13-3894120
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(State or other jurisdiction        Commission                 (IRS Employer
     or incorporation)              File Number:             Identification No.)

          120 Broadway, 14th Floor, New York, NY                   10271
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         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code  (212) 655-2000
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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

     Following its shell acquisition strategy, Tower Group, Inc. announced its execution of an agreement to acquire MIIX Insurance Company of New York (MIIX), an insurance company with licenses in New York and New Jersey. Closing of the transaction is expected to occur by year end and is contingent upon a variety of conditions including approval of the transaction by the New York State Insurance Department. In the event of closing, Tower Group will pay $225,000 in cash at closing as well as MIIX's then outstanding statutory surplus which was approximately $7.8 million as of December 31, 2004. MIIX has no net liabilities for insurance losses. MIIX's assets consist of U.S. Treasuries and cash.



 Item 7.01 Regulation FD Disclosure

     On August 8, 2005, the Company announced its execution of an agreement to acquire MIIX Insurance Company of New York (MIIX), an insurance company with licenses in New York and New Jersey. Closing of the transaction is expected to occur by year end and is contingent upon a variety of conditions including approval of the transaction by the New York State Insurance Department. A copy of the press release is included as exhibit 99.1 to this report.


Item 9.01 - Financial Statements and Exhibits

         (c )     The following exhibits are filed as part of this report.



Number                                 Description
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10.01 Stock Purchase Agreement by and among Tower Group, Inc., Lawrenceville
      Holdings, Inc. and MIIX Insurance Company in Rehabilitation dated August 2, 2005.

99.1   Copy of press release issued by Tower Group, Inc. dated August 8, 2005.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                           Tower Group, Inc.
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Date    August 8, 2005
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                                                       /s/ Steven G. Fauth
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                                                       Steven G.Fauth
                                                       SVP, General Counsel